Dear Shareholder:

This Supplement amends the Prospectus for the Funds described below.

                             THE VICTORY PORTFOLIOS

                             Diversified Stock Fund
                                   Value Fund
                            NASDAQ-100 Index(R) Fund
                           Convertible Securities Fund
                           Real Estate Investment Fund
                          National Municipal Bond Fund
                             New York Tax-Free Fund

                       Supplement dated December 14, 2001
                   To the Prospectuses dated February 27, 2001

The following is added to the "Sales Charge Reductions and Waivers for Class A Shares" section of each Prospectus:

      Sales charge waiver for Class A Shares: NAV transfers. If you sell shares of a mutual fund (other than a Victory Fund) and previously paid a front-end sales charge, you may invest your redemption proceeds in Class A shares of the Victory Fund at net asset value, without paying a sales charge. To be eligible for this sales charge waiver, you must purchase the Class A shares between January 2 and February 28, 2002, and your purchase must be within 90 days of your redemption.

      The Distributor will pay broker-dealers compensation of 1.00% for NAV transfer purchases. This payment will not affect the amount of fees you pay or the Fund's annual operating expenses.

      If you sell your shares within one year, you will pay a contingent deferred sales charge ("CDSC") of 1.00% of the amount of your original purchase or the value of the redemption proceeds, whichever is less. If you sell your shares after one year but within two years, you will pay a CDSC of 0.50%, as described above. You will not pay a CDSC if you hold your shares for at least two years.

Please insert this Supplement in the front of your Prospectus. If you would like additional information, please call the Victory Funds at 800-539-3863.

      To obtain a prospectus about any Victory Fund, which contains additional information including, fees, expenses, and risks, please call 800 539-FUND. Please read it carefully before investing.


                             VF-E-S-TE-SUP1 (12/01)

Dear Shareholder:

This Supplement amends the Prospectus for the International Growth Fund.

                           THE VICTORY PORTFOLIOS
                         International Growth Fund

                     Supplement dated December 10, 2001
                 To the Prospectus dated February 27, 2001


On page 37, under Indocam International Investment Services, S.A., replace the paragraphs with the following:

      Credit Agricole Asset Management. Victory Capital Management Inc., formerly Key Asset Management Inc., currently has a Portfolio Management Agreement with Credit Agricole Asset Management (CAAM), formerly known as Indocam International Investment Services, S.A., a French corporation located in Paris, France. CAAM has served as Sub-adviser for all of the International Growth Fund's assets (other than short-term debt instruments) since June 1998. CAAM and its advisory affiliates are the global asset management component of the Credit Agricole banking and financial services group. As of December 31, 2000, CAAM and its advisory affiliates managed approximately $150 billion for its clients.

      Ayaz Ebrahim, Olivier Ginguene, Isabelle Le Guay and Mieko Yamazaki together are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ebrahim is the Chief Investment Officer for Asia for CAAM and has been employed by CAAM (or an affiliate) since 1991. Mr. Olivier Ginguene, is the Head of Global Equity Management (Paris) of CAAM and has been employed by CAAM since
      1998. Prior to this, Mr. Ginguene was the Head of Equity Quantitative Research at Credit Lyonnais Asset Management, since 1992. Mr. Ginguene is a Chartered Financial Analyst Charter
      Holder. Ms. Isabelle Le Guay has been a Senior Portfolio Manager with CAAM in the Global Equity team since 2001. Prior to that, Ms. Le Guay was a Portfolio Manager with Credit Lyonnais since 1993.
      Ms. Mieko Yamazaki has been a Japanese equity Portfolio Manager with CAAM since l997. Ms. Yamazaki was a Portfolio Manager from 1996-1997 at SPARX Asset Management.


Please insert this Supplement in the front of your Prospectus. If you would like additional information, please call the Victory Funds at 800-539-3863.

      To obtain a prospectus about any Victory Fund, which contains additional information including, fees, expenses, and risks, please call 800 539-FUND. Please read it carefully before investing.


                                   VF-EQTY-SUPP-1